Exhibit 99.3

Strategic Update James P. Gorman, Chairman and Chief Executive Officer January 17, 2014

2 This presentation may contain forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s current plans, estimates, projections, expectations or beliefs and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of risks and uncertainties that may affect the future results of the Company, please see the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q and the Company’s Current Reports on Form 8-K. This presentation is not an offer to buy or sell any security. The information provided herein include certain non-GAAP financial measures. The reconciliation of such measures to the comparable GAAP figures are included in this presentation and in the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q and the Company’s Current Reports on Form 8-K, including any amendments thereto, which are available on www.morganstanley.com. These slides are part of a presentation by Morgan Stanley and are intended to be viewed as part of that presentation. Morgan Stanley does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of forward-looking statements. Please note this presentation is available at www.morganstanley.com. 2

1 Acquire 100% of Wealth Management joint venture  2 Achieve Wealth Management margin goals through expense management; exceed through revenue growth 3 Significantly reduce RWAs in Fixed Income and Commodities Exceeded Targets 4 Drive expenses lower in 2013, 2014, and beyond On Track 5 Grow earnings through Morgan Stanley-specific opportunities On Track 6 Achieve returns that meet and exceed cost of capital On Track 3

Strategic Plan Roll-Forward: Focus on Driving Higher Returns 1 Continue to improve Wealth Management margins through cost discipline and revenue growth 2 Improve Fixed Income and Commodities ROE: − Strategic solutions for Commodities − “Centrally managed” Fixed Income − Continue RWA reductions 3 Additional expense reductions and improvement in expense ratios 4 Progress regarding Morgan Stanley-specific growth opportunities: most notably, the bank 5 Steadily increase capital return to shareholders 6 Achieve returns in excess of our cost of capital 4

1 Increasing Wealth Management Pre-Tax Margin Target for 4Q15 Wealth Management Pre-tax Margin (%) (1),(2) 7% 9% 10% 14%(3) 18% 22-25% (4) 0% 5% 10% 15% 20% 25% 30% 2009 2010 2011 2012 2013 4Q15 Pro-forma year-end 2015 margin assumes deployment of deposits, but no change in interest rates or market levels from 4Q13 Reflects continued investment in the business Higher S&P levels and higher interest rates could drive additional upside (1) Pre-tax margin is a non-GAAP financial measure that the Company considers useful for investors to assess operating performance. Pre-tax margin represents income (loss) from continuing operations before taxes, divided by net revenues. (2) The periods 2009-2013 have been recast to exclude the International Wealth Management business, currently reported in the Institutional Securities business segment. (3) Pre-tax margin for 2012 excludes $193 million of non-recurring costs in 3Q12 associated with the Morgan Stanley Wealth Management integration and the purchase of an additional 14% stake in the joint venture. (4) The attainment of these margins in 2015 may be impacted by external factors that cannot be predicted at this time, including macroeconomic and market conditions and future regulations. 5

2 Drive ROE > 10% in Fixed Income & Commodities 1 Challenge Area: Commodities Selling Global Oil Merchanting business 2 Ongoing Progress With “Centrally Managed” Fixed Income (Excluding Commodities) In 2013, achieved normalized (1) ROEs of at least 10% in almost all products: Credit, Securitized Products, and Foreign Exchange Better align approach of Rates with other product areas in Fixed Income to drive ROE; heightened focus on balance sheet utilization Centralized decision making with more strategic resource allocation division-wide: expenses, technology, capital, and balance sheet Greater investment optimization with Equities and support functions, thereby reducing expenses 3 Risk-Weighted Asset Reduction Plan Pulling target forward to 2015 from 2016 due to significant progress in 2013 (1) “Normalized” ROEs are a non-GAAP measure that the company considers useful for investors to assess operating performance. Normalized ROEs are based on the Firm’s internal managed view of revenues, expenses and allocated equity by segment and business area. Normalized ROE reflects the impact of RWA mitigation, and excludes the impact of changes in the fair value of net derivative contracts attributable to movements in the Company’s credit default swap spreads and severance. Fixed Income normalized ROEs include a portion of underwriting revenues which are externally reported in Investment Banking. 6

2 Driving ROE > 10% in Fixed Income & Commodities: Commodities Reducing exposure to physical commodities Recently Announced: Sale of Global Oil Merchanting Business to Rosneft; Expected Close 2H14 Includes the assets, liabilities, and contracts of physical oil and oil-distillate trading activities, including physical supply, oil storage, and derivatives; does not include TransMontaigne or client facilitating oil trading business Closing of sale is subject to regulatory approvals in the U.S., E.U., and certain other jurisdictions, and satisfaction of certain conditions Pursuing: Strategic Options for TransMontaigne (TMG) TMG is a separate, discrete entity that provides a wide variety of distribution and storage services for oil-related products in North America; its principal physical assets are in the Southeast, Midwest, and along the Mississippi and Ohio Rivers Commodities: What Will Be Left Remaining business focuses on clients that are more consistent with our client base across Sales and Trading These include the Firm’s client facilitation oil trading business, our global metals, electricity and natural gas businesses and associated products, as well as our investor products business 7

2 Driving ROE > 10% in Fixed Income & Commodities: Accelerating RWA Reduction Plan

- Revised RWA guidance pulls timeline forward to 2015 from 2016
- Provides capacity to support client growth and invest in our strong franchises

Fixed Income and Commodities Basel III Risk-Weighted Assets[(1),(2)]
($Bn)


Guidance Given January 2013
Current Position & Revised Guidance
$390(3)
$320(3)
$235
$215
<$180
$390(3)
$320(3)
$210
<$180
3Q11
2Q12
2013 Target
2014 Target
2016 Target
3Q11
2Q12
4Q13
2015 Target

Morgan Stanley

(1) The Company estimates its risk-weighted assets based on the Company's analysis of the Basel III guidelines published to date and other factors. This estimate is as of 4Q13 and may change.
(2) RWAs presented exclude RWAs associated with lending.
(3) Fixed Income and Commodities risk-weighted assets for 3Q11 and 2Q12 include RWAs associated with lending of ~$20Bn.

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3 Continued Expense Discipline: On Track for 2014 and Beyond From Morgan Stanley January 2013 Strategic Update Assuming a flat revenue environment, expenses would decline by $1.6Bn between 2012 and 2014 On higher revenues, our activity-related expenses would grow, but our overall expense ratios would improve Implied ratios Expenses Revenue ex-DVA (1) Reported / Implied Expense Ratio Full Year 2012 $25.6Bn $30.5Bn 84% Full Year 2012 With $1.6Bn Reduction $24.0Bn $30.5Bn 79% 2013 Adjusted (2) $26.1Bn $33.1Bn 79% Where we are today Expense program on track, with further savings expected in 2014 and 2015; 2013 revenues exceeded 2012 revenues, thus we incurred activity-related expenses; expense ratios clarify our progress Morgan Stanley’s Target Expense Ratio for 2014 and Beyond: <79% (3) (1) Revenue ex-DVA is a non-GAAP measure the Company considers useful for investors to allow comparability of period to period operating performance. (2) Represents 2013 reported expenses adjusted for investments/write-offs and increased legal expenses versus 2012. (3) Target expense ratio for 2014 excludes legal expenses over 2012 levels, and assumes flat or higher revenues. 9

3 Continued Expense Discipline: How We Did in 2013 Expenses grew 9% in 2013 vs. 2012, driven by investments/write-offs, increased legal expenses and activity-related increases Adjusting for investments/write-offs & increased legal expenses, our 2013 expense ratio would be 79% (1) Adjusting for all three items, our expenses would have declined $1.1 billion vs. 2012 levels (1) Firmwide Expenses ($Bn) $25.6 $27.8 $0.3 $1.4 $26.1 $1.6 $24.5 2012 Expenses 2013 Expenses Investments/ Write-offs Increased Legal Expenses vs. 2012 2013 Adjusted Expenses (1) Activity-related Expenses 2013 Fully Adjusted Expenses (1) (1) Adjusted expenses and fully adjusted expenses are non-GAAP measures the Company considers useful for investors to allow comparability of period to period operating performance. 10

4 Bank Supports Significant Growth Opportunity in Net Interest Income Contractual growth in deposits (1)+ optimization of assets + higher rates (eventually) drive significant NII growth in Wealth Management and Institutional Securities Significantly higher incremental profit before tax Combined Bank Assets (2),(5) ($Bn) ~65% Indicative Yield Opportunity Based on Current Market Rates Cash & Short Term Investments (3) = ~0.3% AFS = ~1.0% Lending = ~2.9% Indicative Yield Opportunity at Higher Rates (4) Cash & Short Term Investments (3) = ~1.0% AFS = ~2.0% Lending = ~3.7% $97Bn 2% 28% 41% 29% YE 2012 $126Bn 2% 26% 43% 30% YE 2013 ~$150Bn 1% 24% 34% 40% Pro-forma YE 2014 ~$160Bn 1% 19% 33% 47% Pro-forma YE 2015 Lending AFS Cash & Short Term Investments (3) Other (1) The contractual transfer of deposits from Citi to Morgan Stanley is based on the terms of closing of the acquisition of the joint venture. (2) Combined bank assets represent assets in MSBNA & MSPBNA. (3) Short term investments represent reverse repurchase agreements. (4) “Indicative yield opportunities at higher rates” are based off forward interest rate curves. (5) Figures may not sum due to rounding. 11

4 Lending Growth Driven by Embedded Client Base in Wealth Management & Institutional Securities Wealth Management Underpenetrated With Our Clients Relative To Peers Securities Based Lending (e.g. PLA) Credit lines to clients secured by brokerage account assets More flexible product than margin lending Provides liquidity to clients while leaving client portfolio strategies intact Significantly over-collateralized Virtually no credit losses to date Residential Mortgages Mortgage loans and home equity products to high credit-quality clients Average LTV of ~60% & Average FICO > 750 Predominantly floating rate Virtually no delinquencies to date Institutional Securities Source Transactions From Existing Flows and Relationships Commercial Real Estate Lending Complementary product set to existing securitization business Corporate Lending Operational leverage from existing infrastructure Warehouse Lending Broadening of assets accepted for financing Relationship and Event Lending Predominately syndicated, undrawn corporate loan commitments More mature book with modest growth anticipated 12

5 Returning Capital – Our Philosophy We intend to prudently increase our capital return to shareholders over time, subject to regulatory approval Two-Pronged Approach Share Repurchases Steady increase in buyback program in the coming years Dividends Begin increasing dividend reflecting stable earnings streams Drivers Earnings consistency Strong Basel 3 ratios Strategy consistent with evolving regulatory requirements, e.g. SLR Steady Return of Excess Capital 13

Business Model Supports Path to 5% Leverage Ratio in 2015 (1) Our business model supports reaching and exceeding the 5% SLR requirement in 2015, while increasing capital returns to shareholders Items Within Morgan Stanley’s Control Potential Sources of Increase Impact Exposure compression, RWA reductions 30 - 40 bps Earnings accretion (using consensus earnings) (2) 80 - 90 bps Other numerator drivers: increased investment capacity, potential preferred issuance, deferred tax assets reductions, and other reduced numerator deductions 70 - 80 bps Potential Offsets Growth in balance sheet, e.g. deposit on-boarding Capital returns, subject to regulatory approval (1)The Company estimates its pro-forma SLR based on a preliminary analysis of the Federal Reserve’s guidelines published to date and other factors. This is a preliminary estimate and may change based on final rules to be issued by the Federal Reserve. (2) Based on current consensus analyst expectations, which is for illustrative purposes and does not imply any forecast of earnings by the Company but illustrates independent third party analysts’ opinions regarding our business model in terms of potential earnings. 14

6 What Does This Add Up To?

Return on Average Common Equity (ROE) excl. DVA[1]

(%)



Additional Upside
10%+
~9%
Assumptions
• No change in industry trading or investment banking volumes
• No change in equity market levels
• Normalized litigation expenses
Actions
• Strategic solution for Commodities
• "Centrally managed" Fixed Income
• Execution of bank strategy
• Wealth Management margin improvement
• Execution of expense program
Actions
• Return excess capital
Assumptions
• Improved interest rate environment
• Improved market environment for Wealth Management & Institutional Securities

Return on Average Tangible Common Equity (ROTE) excl. DVA	
~10%	11%+

Morgan Stanley

(1) See slide 16 for additional information related to the calculation of the financial metrics presented on this page.

15

End Notes These notes refer to the financial metrics presented on Slide 15. (1) The attainment of these results may be impacted by external factors that cannot be predicted at this time, including macroeconomic and market conditions and future regulations. (2) Improved interest rate environment refers to a future environment where interest rates are higher than indicated by the forward curve as of year-end 2013. (3) Based on current expectations; changes in litigation results or regulation could materially impact expenses. Expense reductions reflect Office of Re-engineering, Institutional Securities and Wealth Management expense initiatives, and headcount management, partially offset by re-investment in certain areas. (4) The impact from changes in Morgan Stanley’s debt-related credit spreads is referred to as DVA. DVA is excluded from revenue in the Return on Equity calculation. Revenue ex-DVA is a non-GAAP measure the Company considers useful for investors to allow comparability of period to period operating performance. (5) The Company estimates its risk-weighted assets based on the Firm’s analysis of the Basel III guidelines published to date and other factors. This estimate is as of 4Q13 and may change. (6) Tangible common equity, a non-GAAP financial measure, equals common equity less the sum of goodwill, mortgage servicing rights and indefinite-lived assets. The Company views tangible common equity as a useful measure to investors because it is a commonly utilized metric and reflects the common equity deployed in the Company’s businesses. (7) The return on average common equity, excluding DVA, and return on average tangible common equity, excluding DVA are non-GAAP measures that the Company considers to be a useful measure that the Company and investors use to assess operating performance. The calculation of return on average common equity, excluding DVA uses income from continuing operations applicable to Morgan Stanley less preferred dividends and DVA as a percentage of average common equity. The calculation of return on average tangible common equity, excluding DVA uses income from continuing operations applicable to Morgan Stanley less preferred dividends and DVA as a percentage of average tangible common equity. (8) Capital actions are subject to regulatory approval. 16

Strategic Update James P. Gorman, Chairman and Chief Executive Officer January 17, 2014